UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 21, 2010

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Valley Stream Parkway Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 21, 2010, Auxilium Pharmaceuticals, Inc. and Pfizer Inc. (“Pfizer”) issued a joint press release announcing that Pfizer received notification from the European Medicines Agency that the Marketing Authorization Application for XIAFLEX™ (collagenase clostridium histolyticum), a novel, first-in-class, biologic for the treatment of Dupuytren’s contracture, has completed the validation phase successfully.

The full text of the press release is furnished as Exhibit 99.1 to this report.

Item 8.01	Other Events.

Pfizer Inc. received notification from the European Medicines Agency that the Marketing Authorization Application (MAA) for XIAFLEX™ (collagenase clostridium histolyticum), a novel, first-in-class, biologic for the treatment of Dupuytren’s contracture, has completed the validation phase successfully. As such, the scientific/technical review procedure of the MAA for XIAFLEX commenced on January 21, 2010.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Joint press release dated January 21, 2010 issued by Auxilium Pharmaceuticals, Inc. and Pfizer Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: January 21, 2010	By:	/S/ JAMES E. FICKENSCHER
James E. Fickenscher
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Joint press release dated January 21, 2010 issued by Auxilium Pharmaceuticals, Inc. and Pfizer Inc.